                                                                   Exhibit 10.41


                  DATED                                   2002
            --------------------------------------------------------



                             JAMIE FULLER AND OTHERS            (1)

                                       and

                               DDI EUROPE LIMITED               (2)



            ---------------------------------------------------------


                        MINORITY SHARE PURCHASE AGREEMENT

              relating to 4,250 shares in the issued share capital

                                       of

                             Lunar Solutions Limited

            ---------------------------------------------------------

BETWEEN:

1. THE PERSONS whose addresses and shareholdings are stated in Schedule 1 (together the "Sellers" and each a "Seller"); and

2. DDi EUROPE LIMITED whose registered office is at Alexandra Way, Ashchurch Business Centre, Tewkesbury, Gloucestershire, GL20 8NB (registered in England and Wales No. 3731403) (the "Purchaser").

WHEREAS:

(A) Lunar Solutions Limited has a total issued share capital of 60,000 ordinary shares each with a nominal value of (pound)1.

(B) The Purchaser proposes to enter into an agreement on the date hereof with H N Goff, G P Harvey and H L Williams for the purchase all of the 60,000 shares in the issued share capital of the Company ("Main Agreement").

(C) A further 4,250 shares will be issued pursuant to outstanding options over shares in Lunar Solutions Limited, when its issued share capital is sold.

(D) The Sellers (as defined in this Agreement) have agreed to sell and the Purchaser has agreed to purchase and pay for the shares to be issued pursuant to share options as described in Recital (C) on the terms and subject to the conditions of this Agreement.

WHEREBY IT IS AGREED as follows:

1    Interpretation
     --------------

1.1  Certain words and expressions used in this Agreement are defined in
     Schedule 2. Unless they are specifically defined in this Agreement, or the context otherwise requires, expressions defined in the Main Agreement have the same meaning in this Agreement.

1.2 The Schedules form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Schedules.

1.3 All agreements, obligations and liabilities in this Agreement on the part of the Sellers are several and shall be construed accordingly and reference to the Sellers shall include each of them severally.

2    Sale and Purchase
     -----------------

2.1 On the terms and subject to the conditions set out in this Agreement, the Sellers shall sell the Shares and the Purchaser shall purchase the Shares as at and with effect from Completion together with all rights attached or accruing to them at Completion.

2.2 The Shares shall be sold with full title guarantee and free from all Security Interests.

2.3 The Purchaser shall be entitled to exercise all rights attached or accruing to the Shares including, without limitation, the right to receive all dividends, distributions or any return of capital declared, paid or made by the Company on or after the Completion Date.

2.4 The Sellers hereby waive all rights of pre-emption over any shares in the Company conferred upon them by the articles of association of the Company or in any other way.

2.5 Each of the Sellers covenants with the Purchaser that it has the right to dispose of the Shares on the terms set out in this Agreement.

3    Consideration
     -------------

3.1  The consideration for the sale of the Shares shall be:

     (a) the payment on Completion by the Purchaser in cash of the Completion Payment;

     (b) the payment, by the Purchaser, of an amount equal to 7.066% of the Retention Sum as shall be payable pursuant to clause 3.1(b) of the Main Agreement (if any); and

     (c) The payment, by the Purchaser, of amount equal to 7.066% of the Deferred Consideration as shall be payable pursuant to clause 3.1(c) of the Main Agreement (if any).

3.2 The Completion Payment shall be made pursuant to clause 4.2(a) and any payments due under clauses 3.1(b) or 3.1(c) shall be made at the same time as the relevant payments of the Retention Sum or Deferred Consideration (as appropriate) are made pursuant to the Main Agreement.

4    Completion
     ----------

4.1 Completion of the sale and purchase of the Shares shall take place on the Completion Date at the offices of the Purchaser's Solicitors.

4.2  At Completion:

     (a) the Sellers shall deliver to the Purchaser or the Purchasers Solicitors duly executed transfers in respect of all the Shares (including any Shares held by any nominee) in favour of the Purchaser and share certificates (if such have been issued) for such shares in the names of the relevant transferors and certified copies of any power of attorney under which any transfer is executed on behalf of any of the transferors; and

     (b) the Purchaser shall, subject to the Sellers complying with clause 4.2(a), pay to the Nominated Solicitors the Completion Payment by telegraphic transfer to the Nominated Solicitors' Account.

4.3 The Purchaser shall not be obliged to complete the sale and purchase of any of the Shares unless the sale and purchase of all the Shares is completed simultaneously.

4.4 Receipt by the Nominated Solicitors of any payments required by clause 3.1, shall constitute a good discharge to the Purchaser in respect of such payments, and the Purchaser shall have no obligation as to the distribution to or allocation between the Sellers of such payments.

5    Assignment
     ----------

5.1  The benefits of this Agreement shall not be assignable.

5.2 The Contracts (Rights of Third Parties) Act 1999 shall not apply to this Agreement and no person (including any employee, officer, agent, representative or sub-contractor of a party) other than a party to this Agreement shall have the right (whether under that act or otherwise) to enforce any term of this Agreement which expressly or by implication confers a benefit on that person without the express prior agreement in writing of the Sellers and the Buyer, which agreement must refer to this clause 5.

6    Further Assurance
     -----------------

6.1 Without prejudice to any restriction or limitation on the extent of the Sellers' obligations under this Agreement each of the Sellers shall from time to time do or, so far as he/she is able, procure the doing of all such acts and/or execute or, so far as he/she is able, procure the execution of all such documents in a form reasonably satisfactory to the Purchaser as the Purchaser may reasonably consider necessary to transfer the Shares owned by that Seller to the Purchaser or otherwise to give the Purchaser the full benefit of this Agreement.

6.2 Each Seller declares that for so long as he or she remains the registered holder of any of the Shares after Completion he or she shall:

     (a) hold the Shares and the dividends and other distributions of profits or surplus or other assets declared, paid or made in respect of them after Completion and all rights arising out of or in connection with them in trust for the Purchaser and any successors in title to the Purchaser; and

     (b) deal with and dispose of the Shares and all such dividends, distributions and related rights as the Purchaser or any such successor may direct.

6.3 Each Seller appoints the Purchaser as his or her lawful attorney for the purpose of signing any written resolution (or receiving notices of attending and voting at all meetings) of the members of the Company from Completion to the day on which the Purchaser or its nominee is entered in the register of members of the Company as the holder of the Shares and for that purpose each Seller authorises:

     (a) the Company to send any written resolutions, notices or other communications in respect of his or her holding of Shares to the Purchaser; and

     (b) the Purchaser to complete in such manner as it thinks fit and to return written resolutions, proxy cards, consents to short notice and any other document required to be signed by him or her in his or her capacity as a member.

7    Entire Agreement
     ----------------

7.1 For the purposes of this clause, "Pre-contractual Statement" means a draft, agreement, undertaking, representation, warranty, promise, assurance or arrangement of any nature whatsoever, whether or not in writing, relating to the subject matter of this Agreement and any other document to be entered into pursuant to this Agreement Agreement or any of them made or given by a party to this Agreement or any other person at any time prior to the date of this Agreement.

7.2 The Agreement constitutes the whole and only agreement between the parties relating to the sale and purchase of the Shares.

7.3  This Agreement supersedes and extinguish any Pre-contractual Statement.

7.4 Each party acknowledges that in entering into this Agreement it or he/she is not relying upon any Pre-contractual Statement.

7.5 Neither of the parties shall have any rights of action (except in the case of fraud) against the other arising out of or in connection with any Pre-contractual Statement.

7.6 This Agreement may only be varied by a document signed by each of the parties and expressed to be a variation to this Agreement.

8    Announcements
     -------------

8.1 The Sellers shall not make any announcement concerning the sale or purchase of the Shares or any ancillary matter without the prior written approval of the Purchaser.

8.2 The restrictions contained in this clause shall continue to apply after the termination of this Agreement without limit in time.

9    Costs and Expenses
     ------------------

9.1 Each party shall pay its own costs and expenses in relation to the negotiations leading up to the sale of the Shares and to the preparation, execution and carrying into effect of this Agreement and all other documents referred to in it.

10   Counterparts
     ------------

10.1 This Agreement may be executed in any number of counterparts, and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

10.2 Each counterpart shall constitute an original of this Agreement, but all the counterparts shall together constitute but one and the same instrument.

11   Invalidity
     ----------

11.1 If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that shall not affect or impair:

     (a) the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement; or

     (b) the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement.

12   Governing Law
     -------------

12.1 This Agreement shall be governed by and construed in accordance with English law and be subject to the non-exclusive jurisdiction of the English Courts, to which the parties to this Agreement irrevocably submit.

IN WITNESS whereof the parties have executed this Agreement as a deed the day and year first before written.

                                   Schedule 1
                                   ----------

                                   The Sellers
                                   -----------


----------------------------------------------------------------------------------------------------
(1)                    (2)                                         (3)           (4)
Name                   Address                                     Number of     Proportion of the
                                                                   Shares held   Consideration
----------------------------------------------------------------------------------------------------
Jamie Fuller           14 Newbury Drive, Cepen Park, Bath Road,
                       Chippenham, Wilts, SN14 0SS                 750           17.64
----------------------------------------------------------------------------------------------------
Justin Olejnik         5 Carpenters Close, Sherston, Nr
                       Malmesbury, Wilts, SN16 0LG                 750           17.64
----------------------------------------------------------------------------------------------------
Christopher Nuttall    20 Grosvenor Place, Bath, Avon, BA1 6AX     750           17.64
----------------------------------------------------------------------------------------------------
Stephen Strevens       20 Clover Dean, Queens Crescent,
                       Chippenham, Wilts, SN14 0PH                 750           17.64
----------------------------------------------------------------------------------------------------
Kim Pellow             22 Woodroffe Square, Calne, Wilts, SN11
                       8PW                                         100            2.35
----------------------------------------------------------------------------------------------------
Sonia Brunsdon         303 Quermerford, Calne, Wilts, SN11 8PW     100            2.35
----------------------------------------------------------------------------------------------------
Celine Nuttall         20 Grosvenor Place, Bath, Avon, BA1 6AX     100            2.35
----------------------------------------------------------------------------------------------------
Janet Clark            28 Falcon Road, Calne, Wilts, SN11 8PL      100            2.35
----------------------------------------------------------------------------------------------------
Kerry Webster          47 The Street, Cherhill, Nr. Calne,
                       Wilts, SN11 8XR                             100            2.35
----------------------------------------------------------------------------------------------------
Mik Young              301 Quermerford, Calne, Wilts, SN11 8LD     100            2.35
----------------------------------------------------------------------------------------------------
John Clark             28 Falcon Road, Calne, Wilts, SN11 8PL      100            2.35
----------------------------------------------------------------------------------------------------
Derek Reeves           84 Wessington Park, Calne, Wilts, SN11      100            2.35
                       OAY
----------------------------------------------------------------------------------------------------
Martyn Bidmead         93 Cheltenham Drive, Cepen Park South,
                       Chippenham, Wilts, SN14 0SF                  50            1.18
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
(1)                    (2)                                         (3)           (4)
Name                   Address                                     Number of     Proportion of the
                                                                   Shares held   Consideration
----------------------------------------------------------------------------------------------------
Wendy Hayne            84 Whittle Avenue, Compton Bassett,
                       Calne, Wilts, SN14 8QN                       50            1.18
----------------------------------------------------------------------------------------------------
Roy Cary               69 Sheldon Road, Chippenham, Wilts, SN14
                       0BY                                          50            1.18
----------------------------------------------------------------------------------------------------
Stephen Higgins        2 Wessex Close, Melksham, Wilts, SN12 7LY    50            1.18
----------------------------------------------------------------------------------------------------
Carol Stone            5 Primrose Close, Calne, Wiltshire, SN11
                       9QF                                          50            1.18
----------------------------------------------------------------------------------------------------
Susan Witchell         6 Dunnett Close, Calne, Wilts, SN11 9AS      50            1.18
----------------------------------------------------------------------------------------------------
Amanda Hamilton        93 Cheltenham Drive, Cepen Park South,
                       Chippenham, Wilts, SN14 0SF                  50            1.18
----------------------------------------------------------------------------------------------------
Marc McCaskie          89 Chippenham Road, Lyneham, Nr.
                       Chippenham, Wilts, SN15 4PA                  50            1.18
----------------------------------------------------------------------------------------------------
Emma Wilson            20 Cornbrash Rise, Hilpenton,
                       Trowbridge, BA14 1TR                         50            1.18
----------------------------------------------------------------------------------------------------

                                   Schedule 2
                                   ----------

                                (Interpretation)
                                ----------------

DEFINITIONS

In this Agreement and the Schedules to it:

"Company"                         means Lunar Solutions Limited registered at
                                  The Companies Registry with company number
                                  3906322;

"Completion"                      means completion of the sale and purchase of
                                  the Shares under this Agreement;

"Completion Date"                 means the date of this Agreement;

"Completion Payment"              means (pound)99,000 payable to the Sellers in
                                  the proportions set out in Schedule 1;

"Nominated Solicitors"            means Hammond Suddards Edge of Rutland House,
                                  148 Edmund Street, Birmingham, B3 2JR;

"Nominated Solicitors' Account"   means Hammond Suddards Edge Client Account at
                                  Barclays Bank plc sort code 20-07-71 account number 00343676;

"Purchaser"                       means the second named party to this
                                  Agreement;

"Purchaser's Solicitors"          means Wragge & Co of 55 Colmore Row,
                                  Birmingham, B3 2AS;

"Security Interest"               means a mortgage, lien, pledge, charge,
                                  option, right to acquire, hypothecation or other security interest (or an agreement or commitment to create any of them);

"Sellers"                         means the first named parties to this
                                  Agreement whose details are set out in
                                  Schedule 1 (each a "Seller");

"Shares" means the 4,250 ordinary shares of (pound)1 each in the capital of the Company held by each respective Seller in the proportions as set out in Schedule 1;

EXECUTED AS A DEED      )
by JAMIE FULLER         )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
                        )             ---------------------------------------
acting by his duly      )
authorised              )
attorney                )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------



EXECUTED AS A DEED      )
by JUSTIN OLEJNIK       )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by CHRISTOPHER NUTTALL  )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                             --------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )    Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
by STEPHEN STREVENS     )              ---------------------------------------
acting by his duly      )
authorised attorney     )    Witness signature /s/ FIONA PASCALE EYRE
In the presence of      )                      -------------------------------
                        )    Witness name FIONA PASCALE EYRE
                                          ------------------------------------
                             Witness occupation SOLICITOR
                                                ------------------------------
                             Witness address 15 Mildred Grove
                                            ----------------------------------
                                             Hollybank
                             -------------------------------------------------
                                             York
                             -------------------------------------------------
                                             4024 4DY
                             -------------------------------------------------


EXECUTED AS A DEED      )
by KIM PELLOW           )    Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by her duly      )              ---------------------------------------
authorised attorney     )
In the presence of      )    Witness signature /s/ FIONA PASCALE EYRE
                        )                      -------------------------------
                        )    Witness name FIONA PASCALE EYRE
                        )                 ------------------------------------
                             Witness occupation SOLICITOR
                                                ------------------------------
                             Witness address 15 Mildred Grove
                                            ----------------------------------
                                             Hollybank
                             -------------------------------------------------
                                             York
                             -------------------------------------------------
                                             4024 4DY
                             -------------------------------------------------

EXECUTED AS A DEED      )
by SONIA BRUNSDON       )    Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by her duly      )              ---------------------------------------
authorised attorney     )
In the presence of      )    Witness signature /s/ FIONA PASCALE EYRE
                        )                      -------------------------------
                        )    Witness name FIONA PASCALE EYRE
                        )                 ------------------------------------
                             Witness occupation SOLICITOR
                                                ------------------------------
                             Witness address 15 Mildred Grove
                                            ----------------------------------
                                             Hollybank
                             -------------------------------------------------
                                             York
                             -------------------------------------------------
                                             4024 4DY
                             -------------------------------------------------

EXECUTED AS A DEED      )
by CELINE NUTTALL       )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by her duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation SOLICITOR
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------



EXECUTED AS A DEED      )
by JANET CLARK          )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by her duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation SOLICITOR
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------


EXECUTED AS A DEED      )
by KERRY WEBSTER        )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by her duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation SOLICITOR
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by MIK YOUNG            )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
                        )             ---------------------------------------
acting by his duly      )
authorised              )
attorney                )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------



EXECUTED AS A DEED      )
by JOHN CLARK           )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by DEREK REEVES         )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                             --------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by MARTYN BIDMEAD       )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
                        )             ---------------------------------------
acting by his duly      )
authorised              )
attorney                )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------



EXECUTED AS A DEED      )
by WENDY HAYNE          )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by ROY CARY             )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                             --------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by STEPHEN HIGGINS      )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
                        )             ---------------------------------------
acting by his duly      )
authorised              )
attorney                )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------



EXECUTED AS A DEED      )
by CAROL STONE          )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by SUSAN WITCHELL       )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                             --------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by AMANDA HAMILTON      )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
                        )             ---------------------------------------
acting by his duly      )
authorised              )
attorney                )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------



EXECUTED AS A DEED      )
by MARC McCASKIE        )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                               ------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED      )
by EMMA WILSON          )   Signatory /s/ GEOFFREY PETER HARVEY (AS ATTORNEY)
acting by his duly      )             ---------------------------------------
authorised attorney     )
In the presence of      )   Witness signature /s/ FIONA PASCALE EYRE
                        )                     -------------------------------
                        )   Witness name FIONA PASCALE EYRE
                        )                ------------------------------------
                            Witness occupation Solicitor
                                             --------------------------------
                            Witness address 15 Mildred Grove
                                            ---------------------------------
                                            Hollybank
                            -------------------------------------------------
                                            York
                            -------------------------------------------------
                                            4024 4DY
                            -------------------------------------------------

EXECUTED AS A DEED          )     Director /s/ DAVID BLAIR
by DDi EUROPE LIMITED       )              ----------------------------------
acting by:                  )
                            )     Secretary /s/ PAUL FOWLER
                            )               ---------------------------------
                            )